                                                                    Exhibit 10.6

                             NOTE PURCHASE AGREEMENT

                                      AMONG

                          OPTION ONE OWNER TRUST 2005-7
                                    AS ISSUER

                                       AND

                      OPTION ONE LOAN WAREHOUSE CORPORATION
                                  AS DEPOSITOR

                           HSBC SECURITIES (USA) INC.,
                               AS NOTEHOLDER AGENT

                                       AND

                               HSBC BANK USA, N.A.
                                       and
                             BRYANT PARK FUNDING LLC
                                  AS PURCHASERS

                                       AND

                           HSBC SECURITIES (USA) INC.,
                             AS ADMINISTRATIVE AGENT

                          DATED AS OF SEPTEMBER 1, 2005

                          OPTION ONE OWNER TRUST 2005-7
                              MORTGAGE-BACKED NOTES

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I DEFINITIONS ...................................................     1
   SECTION 1.01 Certain Defined Terms ...................................     1
   SECTION 1.02 Other Definitional Provisions ...........................     2

ARTICLE II COMMITMENT; CLOSING AND PURCHASES OF ADDITIONAL NOTE
PRINCIPAL BALANCES ......................................................     3
   SECTION 2.01 Commitment ..............................................     3
   SECTION 2.02 Closing .................................................     4

ARTICLE III TRANSFER DATES ..............................................     5
   SECTION 3.01 Transfer Dates ..........................................     5

ARTICLE IV CONDITIONS PRECEDENT TO EFFECTIVENESS OF COMMITMENT ..........     6
   SECTION 4.01 Subject to Conditions Precedent .........................     6

ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE ISSUER AND THE
DEPOSITOR ...............................................................     9
   SECTION 5.01 Issuer ..................................................     9
   SECTION 5.02 Securities Act ..........................................    11
   SECTION 5.03 No Fee ..................................................    12
   SECTION 5.04 Information .............................................    12
   SECTION 5.05 The Purchased Notes .....................................    12
   SECTION 5.06 Use of Proceeds .........................................    12
   SECTION 5.07 The Depositor ...........................................    12
   SECTION 5.08 Taxes, etc ..............................................    12
   SECTION 5.09 Financial Condition .....................................    12

ARTICLE VI REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE
PURCHASER ...............................................................    12
   SECTION 6.01 Organization ............................................    13
   SECTION 6.02 Authority, etc ..........................................    13
   SECTION 6.03 Securities Act ..........................................    13
   SECTION 6.04 Conflicts With Law ......................................    14
   SECTION 6.05 Conflicts With Agreements, etc ..........................    14

ARTICLE VII COVENANTS OF THE ISSUER AND THE DEPOSITOR ...................    14
   SECTION 7.01 Information from the Issuer .............................    14
   SECTION 7.02 Access to Information ...................................    14
   SECTION 7.03 Ownership and Security Interests; Further Assurances ....    15
   SECTION 7.04 Covenants ...............................................    15
   SECTION 7.05 Amendments ..............................................    15
   SECTION 7.06 With Respect to the Exempt Status of the
                Purchased Notes .........................................    15

ARTICLE VIII ADDITIONAL COVENANTS .......................................    16
   SECTION 8.01 Legal Conditions to Closing .............................    16
   SECTION 8.02 Expenses ................................................    16
   SECTION 8.03 Mutual Obligations ......................................    16
   SECTION 8.04 Restrictions on Transfer ................................    16
   SECTION 8.05 [Reserved] ..............................................    16
   SECTION 8.06 Information Provided by the Noteholder Agent ............    16

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE IX INDEMNIFICATION ..............................................    17
   SECTION 9.01  Indemnification of Purchasers ..........................    17
   SECTION 9.02  Procedure and Defense ..................................    17

ARTICLE X MISCELLANEOUS .................................................    18
   SECTION 10.01 Amendments .............................................    18
   SECTION 10.02 Notices ................................................    18
   SECTION 10.03 No Waiver; Remedies ....................................    18
   SECTION 10.04 Binding Effect; Assignability ..........................    18
   SECTION 10.05 Provision of Documents and Information .................    19
   SECTION 10.06 GOVERNING LAW; JURISDICTION ............................    19
   SECTION 10.07 No Proceedings .........................................    19
   SECTION 10.08 Execution in Counterparts ..............................    20
   SECTION 10.09 No Recourse--Purchasers and Depositor ..................    20
   SECTION 10.10 Survival ...............................................    20
   SECTION 10.11 Waiver of Set-Off ......................................    20
   SECTION 10.12 Tax Characterization ...................................    20
   SECTION 10.13 Conflicts ..............................................    21
   SECTION 10.14 Service of Process .....................................    21
   SECTION 10.15 Administrative Agent ...................................    21
   SECTION 10.16 Limitation on Liability ................................    22

Schedule I -- Information for Notices

                             NOTE PURCHASE AGREEMENT

          NOTE PURCHASE AGREEMENT dated as of September 1, 2005 (the "Note Purchase Agreement"), among OPTION ONE OWNER TRUST 2005-7 (the "Issuer"), OPTION ONE LOAN WAREHOUSE CORPORATION (the "Depositor"), HSBC SECURITIES (USA) INC. (the "Noteholder Agent"), HSBC BANK USA, N.A. and BRYANT PARK FUNDING LLC (the "Purchasers") and HSBC SECURITIES (USA) INC. (the "Administrative Agent").

          The parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

          SECTION 1.01 Certain Defined Terms. Capitalized terms used herein without definition shall have the meanings set forth in the Indenture and the Sale and Servicing Agreement (as defined below). Additionally, the following terms shall have the following meanings:

          "Administrative Agent" means HSBC Securities (USA) Inc., acting as the administrative agent for the Conduit Purchaser and with the authority to take or refrain from taking any action herein on behalf of the Conduit Purchaser, as set forth in Section 10.15.

          "Closing" shall have the meaning set forth in Section 2.02.

          "Closing Date" shall have the meaning set forth in Section 2.02.

          "Committed Purchaser" means HSBC Bank USA, N.A. and its permitted successors and assigns or an Affiliate thereof identified in writing by HSBC Bank USA, N.A. to the Indenture Trustee and the other parties hereto, subject to the consent of the Loan Originator, which may not be unreasonably withheld or delayed.

          "Conduit Purchaser" means Bryant Park Funding LLC.

          "Commitment" means the commitment of the Committed Purchaser to purchase Additional Note Principal Balances pursuant to Section 2.01.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Governmental Actions" means any and all consents, approvals, permits, orders, authorizations, waivers, exceptions, variances, exemptions or licenses of, or registrations, declarations or filings with, any Governmental Authority required under any Governmental Rules.

          "Governmental Authority" means the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and having jurisdiction over the applicable Person.

          "Governmental Rules" means any and all laws, statutes, codes, rules, regulations, ordinances, orders, writs, decrees and injunctions, of any Governmental Authority and any and all legally binding conditions, standards, prohibitions, requirements and judgments of any Governmental Authority.

          "Indemnified Party" means each of the Committed Purchaser, the Conduit Purchaser and any of their officers, directors, employees, agents, representatives, assignees and Affiliates and any Person who controls any of the Purchasers or their Affiliates within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and any provider of liquidity or credit enhancement to the Conduit Purchaser.

          "Indenture" means the Indenture dated as of September 1, 2005 between the Issuer as Issuer and Wells Fargo Bank, N.A. as Indenture Trustee.

          "Investment Company Act" shall have the meaning provided in Section 5.01(i).

          "Lien" means, with respect to any asset, (a) any mortgage, lien, pledge, charge, security interest, hypothecation, option or encumbrance of any kind in respect of such asset or (b) the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such asset.

          "Loan Originator" means Option One Mortgage Corporation, a California corporation.

          "Maximum Note Principal Balance" has the meaning set forth in the Pricing Letter.

          "Pricing Letter" means the pricing letter among the Issuer, the Depositor, Option One and the Indenture Trustee, dated the date hereof and any amendments thereto.

          "Purchased Notes" means the Option One Owner Trust 2005-7 Mortgage-Backed Notes issued by the Issuer pursuant to the Indenture.

          "Purchasers" means the Committed Purchaser and the Conduit Purchaser and their permitted successors and assigns.

          "Sale and Servicing Agreement" means the Sale and Servicing Agreement dated as of September 1, 2005, among the Issuer, the Depositor, the Loan Originator, the Servicer and Wells Fargo Bank, N.A. as the Indenture Trustee, as the same may be amended, modified or supplemented from time to time.

          "Servicer" means Option One Mortgage Corporation or its permitted successors and assigns.

          SECTION 1.02 Other Definitional Provisions.

          (a) All terms defined in this Note Purchase Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.01, and accounting terms partially defined in Section 1.01 to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained herein shall control.

          (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Note Purchase Agreement shall refer to this Note Purchase Agreement as a whole and not to any particular provision of this Note Purchase Agreement; and Section, subsection, Schedule and Exhibit references contained in this Note Purchase Agreement are references to Sections, subsections, schedules and Exhibits in or to this Note Purchase Agreement unless otherwise specified.

                                   ARTICLE II
                      COMMITMENT; CLOSING AND PURCHASES OF
                       ADDITIONAL NOTE PRINCIPAL BALANCES

          SECTION 2.01 Commitment.

          (a) (i) At any time during the Revolving Period at least two Business Days in the case of a Loan that is not a Wet Funded Loan, or at least one Business Day, in the case of a Wet Funded Loan, prior to a proposed Transfer Date, to the extent that the aggregate outstanding Note Principal Balance (after giving effect to the proposed purchase) is less than the Maximum Note Principal Balance, and subject to the terms and conditions hereof and in accordance with the other Basic Documents, the Issuer may request that the Purchasers purchase Additional Note Principal Balances (each such request, a "Purchase Request"). Each Purchase Request shall identify the proposed Transfer Date, an estimate of the number of Loans and aggregate Principal Balance of the Loans that will be purchased by the Issuer on such Transfer Date. On the identified Transfer Date, the Committed Purchaser agrees to purchase the Additional Note Principal Balance requested in the Purchase Request, subject to the terms and conditions and in reliance upon the covenants, representations and warranties set forth herein and in the other Basic Documents; provided however, that the portion of such Additional Note Principal Balance required to be purchased by the Committed Purchaser shall be reduced by the amount of such Additional Note Principal Balance that the Conduit Purchaser purchases pursuant to Section 2.01(a)(ii).

               (ii) In the event that the Conduit Purchaser elects, in its sole discretion, to purchase any Additional Note Principal Balance with respect to any Purchase Request hereunder, the Conduit Purchaser shall purchase such related Additional Note Principal Balance hereunder and the amount of Additional Note Principal Balance to be purchased by the Committed Purchaser shall be reduced by such amount.

          (b) (i) Notwithstanding any other provision of this Note Purchase Agreement, and in order to reduce the number of fund transfers among the parties hereto, the Issuer, the Noteholder Agent and the Purchasers agree that the Noteholder Agent may (but shall not be obligated to), and the Issuer and the Purchasers hereby irrevocably authorize the Noteholder Agent to fund, on behalf of the Purchasers, purchases of Additional Note Principal Balances pursuant to this Section 2.01; provided, however, that the Noteholder Agent shall in no event fund such purchase of Additional Note Principal Balances if the Noteholder Agent shall have determined that one or more of the conditions precedent contained in Section 3.01(a) will not be satisfied on the day of the proposed purchase of Additional Note Principal Balances. If the Issuer gives a Purchase Request requesting a purchase of Additional Note Principal Balances and the Noteholder Agent elects not to fund such proposed purchase of Additional Note Principal Balances on behalf of the Purchasers, then promptly after receipt of the Purchase Request requesting such purchase of Additional Note Principal Balances, the Noteholder Agent shall notify each Purchaser of the specifics contained in such Purchase Request and that it will not fund such Purchase Request on behalf of the Purchasers. If the Noteholder Agent notifies the Purchasers that it will not fund a requested purchase of Additional Note Principal Balances on behalf of the Purchasers, each Purchaser shall purchase its respective portion of the Additional Note Principal Balance pursuant to Section 2.01(a), by remitting the required funds to the Issuer pursuant to and in accordance with Section 3.01(b) hereof. If the Noteholder Agent elects to fund a requested purchase of Additional Note Principal Balances, the Noteholder Agent will remit the required funds for such Purchase Request to the Issuer pursuant to and in accordance with Section 3.01(b) hereof.

               (ii) If the Noteholder Agent has notified the Purchasers that the Noteholder Agent, on behalf of the Purchasers, will fund a particular purchase of Additional Note Principal Balances pursuant to Section 2.01(b)(i), the Noteholder Agent may assume that such Purchaser has made such amount available to the Noteholder Agent on such day and the Noteholder Agent, in its sole discretion, may, but shall not be obligated to, cause a corresponding amount to be made available to the Issuer on such day. If the Noteholder Agent makes such corresponding amount available to the Issuer and such corresponding amount is not in fact made available to the Noteholder Agent by such Purchaser, the Noteholder Agent shall be entitled to recover such corresponding amount on demand from such Purchaser together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Noteholder Agent, at the Note Interest Rate. During the period in which such Purchaser has not paid such corresponding amount to the Noteholder Agent, notwithstanding anything to the contrary contained in this Note Purchase Agreement or any other Basic Document, the amount so advanced by the Noteholder Agent to the Issuer shall, for all purposes hereof, be a purchase of Additional Note Principal Balances made by the Noteholder Agent for its own account. Upon any such failure by a Purchaser to pay the Noteholder Agent, the Noteholder Agent shall promptly thereafter notify the Issuer of such failure and the Issuer shall immediately pay such corresponding amount to the Noteholder Agent for its own account.

               (iii) Nothing in this Section 2.01(b) shall be deemed to relieve the Committed Purchaser from its obligations to fulfill its Commitment hereunder or to prejudice any rights that the Noteholder Agent or the Issuer may have against the Committed Purchaser as a result of any default by such Committed Purchaser hereunder. The Issuer shall have no obligation under or arising out of this Section 2.01(b).

          SECTION 2.02 Closing. The closing (the "Closing") of the execution of the Basic Documents and issuance of the Notes shall take place at 10:00 a.m. at the offices of Thacher

Proffitt & Wood, Two World Financial Center, New York, New York 10281 on September 22, 2005, or if the conditions to closing set forth in Article IV of this Note Purchase Agreement shall not have been satisfied or waived by such date, as soon as practicable after such conditions shall have been satisfied or waived, or at such other time, date and place as the parties shall agree upon (the date of the Closing being referred to herein as the "Closing Date").

                                   ARTICLE III
                                 TRANSFER DATES

          SECTION 3.01 Transfer Dates.

          (a) Subject to the conditions and terms set forth herein and in
Section 2.06 of the Sale and Servicing Agreement with respect to each Transfer Date, the Issuer may request, and the Conduit Purchaser may, and the Committed Purchaser agrees to, purchase Additional Note Principal Balances from the Issuer from time to time in accordance with, and upon the satisfaction, as of the applicable Transfer Date, of each of the following additional conditions:

               (i) With respect to each Transfer Date, each condition set forth in Section 2.06 of the Sale and Servicing Agreement shall have been satisfied;

               (ii) Each of the representations and warranties of the Issuer, the Servicer, the Loan Originator and the Depositor made in the Basic Documents shall be true and correct in all material respects as of such date (except to the extent they expressly relate to an earlier or later time);

               (iii) The Issuer, the Servicer, the Loan Originator and the Depositor shall be in material compliance with all of their respective covenants contained in the Basic Documents and the Purchased Notes;

               (iv) No Event of Default and no Default shall have occurred or shall be occurring;

               (v) With respect to each Transfer Date, the Purchasers and the Noteholder Agent shall have received evidence reasonably satisfactory to them of the completion of all recordings, registrations, and filings as may be necessary or, in the reasonable opinion of the Purchasers, desirable to perfect or evidence the assignments required to be effected on such Transfer Date in accordance with the Sale and Servicing Agreement and the Loan Purchase Agreement including, without limitation, the assignment of the Loans and the proceeds thereof;

               (vi) Each Loan (i) has been originated in accordance with the Underwriting Guidelines and (ii) is not "abusive" or "predatory" as defined in or in violation of any applicable statutes, regulations, ordinances or in any other way that would be otherwise actionable by the Borrower or any governmental authority;

               (vii) With respect to the first Transfer Date, each of the Purchasers shall have completed their initial due diligence review with respect to the Loans and the Loan Originator and determined, in such Purchaser's sole discretion, that both the Loans and the origination, servicing and business practices of the Loan Originator are reasonably acceptable to such Purchaser; and

               (viii) The Purchasers shall have received, in form and substance reasonably satisfactory to the Purchasers, an Officer's Certificate from the Loan Originator, dated the Closing Date, certifying to the satisfaction of the conditions set forth in the preceding paragraphs (i), (ii), (iii), (iv) and
(vi).

          (b) The price paid by the Purchasers on each Transfer Date for the Additional Note Principal Balance purchased on such Transfer Date shall be equal to the amount of such Additional Note Principal Balance and shall be remitted not later than 3:30 p.m. (New York City time) on the Transfer Date by wire transfer of immediately available funds to the Advance Account.

          (c) Each Purchaser shall record on the schedule attached to the Purchased Notes, the date and amount of any Additional Note Principal Balance purchased by it; provided, that failure to make such recordation on such schedule or any error in such schedule shall not adversely affect any Purchaser's rights with respect to its Note Principal Balance and any right to receive interest payments in respect of the Note Principal Balance actually held. Absent manifest error, the Note Principal Balance of the Purchased Notes as set forth in each Purchaser's records shall be binding upon the parties hereto, notwithstanding any notation or record made or kept by any other party hereto.

          (d) Each Purchaser shall determine in its reasonable discretion whether each of the above conditions have been met in accordance with the Sale and Servicing Agreement and its determination shall be binding on the parties hereto.

                                   ARTICLE IV
               CONDITIONS PRECEDENT TO EFFECTIVENESS OF COMMITMENT

          SECTION 4.01 Subject to Conditions Precedent. The effectiveness of the Commitment hereunder is subject to the satisfaction at the time of the Closing of the following conditions (any or all of which may be waived by the Committed Purchaser in its sole discretion):

          (a) Performance by the Issuer, the Depositor, the Servicer and the Loan Originator. All the terms, covenants, agreements and conditions of the Basic Documents to be complied with and performed by the Issuer, the Depositor, the Servicer and the Loan Originator on or before the Closing Date shall have been complied with and performed in all material respects.

          (b) Representations and Warranties. Each of the representations and warranties of the Issuer, the Depositor, the Servicer and the Loan Originator made in the Basic Documents shall be true and correct in all material respects as of the Closing Date (except to the extent they expressly relate to an earlier or later time).

          (c) Officer's Certificate. The Purchasers shall have received, in form and substance reasonably satisfactory to the Purchasers, an Officer's Certificate from the Loan Originator, the Depositor and the Servicer and a certificate of an Authorized Officer of the Issuer, dated the Closing Date, certifying to the satisfaction of the conditions set forth in the preceding paragraphs (a) and (b).

          (d) Opinions of Counsel to the Issuer, the Loan Originator, the Servicer and the Depositor. Counsel to the Issuer, the Loan Originator, the Servicer and the Depositor shall have delivered to the Purchasers favorable opinions, dated as of the Closing Date and reasonably satisfactory in form and substance to the Purchasers and their counsel. In addition to the foregoing, the Loan Originator shall have caused its counsel to deliver to the Purchasers a favorable opinion to the effect that the Issuer will not be treated as an association (or publicly traded partnership) taxable as a corporation or as a taxable mortgage pool, for federal income tax purposes.

          (e) Opinions of Counsel to the Indenture Trustee. Counsel to the Indenture Trustee shall have delivered to the Purchasers a favorable opinion, dated as of the Closing Date and reasonably satisfactory in form and substance to the Purchasers and their counsel.

          (f) Opinions of Counsel to the Owner Trustee. Delaware counsel to the Owner Trustee of the Issuer and the Depositor shall have delivered to the Purchasers favorable opinions regarding the formation, existence and standing of the Issuer and the Depositor and of the Issuer's and the Depositor's execution, authorization and delivery of each of the Basic Documents to which it is a party and such other matters as the Purchasers may reasonably request, dated as of the Closing Date and reasonably satisfactory in form and substance to the Purchasers and their counsel.

          (g) Filings and Recordations. Each Purchaser shall have received evidence reasonably satisfactory to it of (i) the completion of all recordings, registrations, and filings as may be necessary or, in the reasonable opinion of the Purchasers, desirable to perfect or evidence the assignment by the Loan Originator to the Depositor of the Loan Originator's ownership interest in the Trust Estate including, without limitation, the Loans conveyed pursuant to the Loan Purchase Agreement and the proceeds thereof, (ii) the completion of all recordings, registrations and filings as may be necessary or, in the reasonable opinion of the Purchasers, desirable to perfect or evidence the assignment by the Depositor to the Issuer of the Depositor's ownership interest in the Trust Estate including, without limitation, the Loans and the proceeds thereof and
(iii) the completion of all recordings, registrations, and filings as may be necessary or, in the reasonable opinion of the Purchasers, desirable to perfect or evidence the grant of a first priority perfected security interest in the Issuer's ownership interest in the Trust Estate including, without limitation, the Loans, in favor of the Indenture Trustee, subject to no Liens prior to the Lien of the Indenture.

          (h) Documents. The Purchasers shall have received a duly executed counterpart of each of the Basic Documents, in form reasonably acceptable to the Purchasers, the Purchased Notes and each and every document or certification delivered by any party in connection with any of the Basic Documents or the Purchased Notes, and each such document shall be in full force and effect.

          (i) Due Diligence. Each Purchaser shall have completed its due diligence review with respect to the Loans, as provided for in Section 11.15 of the Sale and Servicing Agreement.

          (j) Actions or Proceedings. No action, suit, proceeding or investigation by or before any Governmental Authority shall have been instituted to restrain or prohibit the consummation of, or to invalidate, any of the transactions contemplated by the Basic Documents, the Purchased Notes and the documents related thereto in any material respect.

          (k) Approvals and Consents. All Governmental Actions of all Governmental Authorities required with respect to the transactions contemplated by the Basic Documents, the Purchased Notes and the documents related thereto shall have been obtained or made.

          (l) Accounts. Each Purchaser shall have received evidence reasonably satisfactory to it that each Trust Account has each been established in accordance with the terms of the Sale and Servicing Agreement.

          (m) Fees and Expenses. The fees and expenses payable by the Issuer and the Depositor pursuant to Section 8.02(b) hereof shall have been paid.

          (n) Other Documents. The Issuer, the Loan Originator, the Depositor and the Servicer shall have furnished to the Purchasers such other opinions, information, certificates and documents as the Purchasers may reasonably request.

          (o) Proceedings in Contemplation of Sale of Purchased Notes. All actions and proceedings undertaken by the Issuer, the Loan Originator, the Depositor and the Servicer in connection with the issuance and sale of the Purchased Notes as herein contemplated shall be reasonably satisfactory in all respects to the Purchasers and their counsel.

          (p) Financial Covenants. The Loan Originator and the Servicer shall be in compliance with the financial covenants set forth in Section 7.02 of the Sale and Servicing Agreement.

          (q) Trust Accounts Control Agreements. The Purchasers shall have received control agreements relating to the Trust Accounts reasonably satisfactory to the Purchasers.

          (r) Underwriting Guidelines. The Purchasers shall have received a copy of the current Underwriting Guidelines.

          (s) Fees. The Loan Originator shall have paid all fees, costs and expenses of the Purchasers required, by the terms of the Basic Documents, to be paid by the Loan Originator on or before the Closing Date.

          If any condition specified in this Section 4.01 shall not have been fulfilled when and as required to be fulfilled through no fault of the Purchasers, this Note Purchase Agreement may be terminated by the Purchasers by notice to the Loan Originator at any time at or prior to the Closing Date, and the Purchasers shall incur no liability as a result of such termination.

                                    ARTICLE V
         REPRESENTATIONS AND WARRANTIES OF THE ISSUER AND THE DEPOSITOR

          The Issuer and the Depositor hereby jointly and severally make the following representations and warranties to the Purchasers, as of the Closing Date, and as of each Transfer Date and the Purchasers shall be deemed to have relied on such representations and warranties in making (or committing to make) purchases of Additional Note Principal Balances on each Transfer Date:

          SECTION 5.01 Issuer.

          (a) The Issuer has been duly organized and is validly existing and in good standing as a statutory trust under the laws of the State of Delaware, with requisite trust power and authority to own its properties and to transact the business in which it is now engaged, and is duly qualified to do business and is in good standing (or is exempt from such requirements) in each State of the United States where the nature of its business requires it to be so qualified and the failure to be so qualified and in good standing would, individually or in the aggregate, have a material adverse effect on (a) the interests of the Purchasers, (b) the legality, validity or enforceability of this Note Purchase Agreement or any other Transaction Document or the rights or remedies of the Purchasers or the Indenture Trustee hereunder or thereunder, (c) the ability of the Issuer to perform its obligations under this Note Purchase Agreement or any other Transaction Document, (d) the Indenture Trustee's security interest in the Collateral generally or in any Loan or other item of Collateral or (e) the enforceability or recoverability of any of the Loans (a "Material Adverse Effect").

          (b) The issuance, sale, assignment and conveyance of the Purchased Notes and the Additional Note Principal Balances, the performance of the Issuer's obligations under each Basic Document to which it is a party and the consummation of the transactions therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than any Lien created by the Basic Documents), charge or encumbrance upon any of the property or assets of the Issuer or any of its Affiliates pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it or any of its Affiliates is bound or to which any of its property or assets is subject, nor will such action result in any violation of the provisions of its organizational documents or any Governmental Rule applicable to the Issuer, in each case which could be expected to have a Material Adverse Effect.

          (c) No Governmental Action which has not been obtained is required by or with respect to the Issuer in connection with the execution and delivery of the Purchased Notes. No Governmental Action which has not been obtained is required by or with respect to the Issuer in connection with the execution and delivery of any of the Basic Documents to which the Issuer is a party or the consummation by the Issuer of the transactions contemplated thereby except for any requirements under state securities or "blue sky" laws in connection with any transfer of the Purchased Notes.

          (d) The Issuer possesses all material licenses, certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, and has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect its condition, financial or otherwise, or its earnings, business affairs or business prospects.

          (e) Each of the Basic Documents to which the Issuer is a party has been duly authorized, executed and delivered by the Issuer and is a valid and legally binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject to enforcement of bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

          (f) The execution, delivery and performance by the Issuer of each of its obligations under each of the Basic Documents to which it is a party will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of its properties are subject or of any statute, order or regulation applicable to the Issuer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Issuer or any of its properties, in each case which could be expected to have a Material Adverse Effect.

          (g) The Issuer is not in violation of its organizational documents or in default under any agreement, indenture or instrument which would have a Material Adverse Effect. The Issuer is not a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Issuer that could, individually or in the aggregate, be expected to have a Material Adverse Effect.

          (h) There are no actions or proceedings against, or investigations of, the Issuer pending, or, to the knowledge of the Issuer threatened, before any Governmental Authority, court, arbitrator, administrative agency or other tribunal (i) asserting the invalidity of any of the Basic Documents, or (ii) seeking to prevent the issuance of the Purchased Notes or the consummation of any of the transactions contemplated by the Basic Documents or the Purchased Notes, or (iii) that, if adversely determined, could, individually or in the aggregate, be expected to have a Material Adverse Effect.

          (i) Neither this Note Purchase Agreement, the other Basic Documents nor any transaction contemplated herein or therein shall result in a violation of, or give rise to an obligation on the part of either Purchaser to register, file or give notice under, Regulations T, U or X of the Federal Reserve Board or any other regulation issued by the Federal Reserve Board pursuant to the Exchange Act, in each case as in effect on the Closing Date.

          (j) The Issuer has all necessary power and authority to execute and deliver the Purchased Notes. Each Purchased Note has been duly and validly authorized by the Issuer and, from and after the date on which such Purchased
Note is executed by the Issuer and authenticated by the Indenture Trustee in accordance with the terms of the Indenture and delivered to and paid for by the Purchasers in accordance with the terms of this Note Purchase Agreement, shall be validly issued and outstanding and shall constitute a valid and legally binding obligation of the Issuer that is entitled to the benefits of the Indenture and enforceable against the Issuer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

          (k) The Issuer is not, and neither the issuance and sale of the Purchased Notes to the Purchasers nor the activities of the Issuer pursuant to the Basic Documents, shall render the Issuer an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (l) It is not necessary to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

          (m) The Issuer is solvent and has adequate capital for its business and undertakings.

          (n) The chief executive offices of the Issuer are located at Option One Owner Trust 2005-7, c/o Wilmington Trust Company, as Owner Trustee, One Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, or, with the consent of the Purchasers, such other address as shall be designated by the Issuer in a written notice to the other parties hereto.

          (o) There are no contracts, agreements or understandings between the Issuer and any Person granting such Person the right to require the filing at any time of a registration statement under the Act with respect to the Purchased Notes.

          (p) No Default or Event of Default exists.

          SECTION 5.02 Securities Act. Assuming the accuracy of the representations and warranties of and compliance with the covenants of the Purchasers, contained herein, the sale of the Purchased Notes and the sale of Additional Note Principal Balances pursuant to this Note Purchase Agreement are each exempt from the registration and prospectus delivery requirements of the Act. In the case of the offer or sale of the Purchased Notes, no form of general solicitation or general advertising was used by the Issuer, any Affiliates of the Issuer or any person acting on its or their behalf, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Neither the Issuer, any Affiliates of the Issuer nor any Person acting on its or their behalf has offered or sold, nor will the Issuer, any Affiliates of the Issuer or any Person acting on its behalf offer or sell directly or indirectly, the Purchased Notes or any other security in any manner that, assuming the accuracy of the representations and warranties and the performance of the covenants given by the Purchasers and compliance with the applicable provisions of the Indenture with respect to each transfer of the Purchased Notes, would render the issuance and sale of the Purchased Notes as contemplated hereby a violation of
Section 5 of the Securities Act or the registration or qualification requirements of any state securities laws, nor has the Issuer authorized, nor will it authorize, any Person to act in such manner.

          SECTION 5.03 No Fee. Neither the Issuer, nor the Depositor, nor any of their Affiliates has paid or agreed to pay to any Person any compensation for soliciting another to purchase the Purchased Notes.

          SECTION 5.04 Information. The information provided pursuant to Section 7.01(a) hereof will, at the date thereof, be true and correct in all material respects.

          SECTION 5.05 The Purchased Notes. The Purchased Notes have been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Indenture, and delivered to and paid for in accordance with this Note Purchase Agreement, will be duly and validly issued and outstanding and will be entitled to the benefits of the Indenture.

          SECTION 5.06 Use of Proceeds. No proceeds of a purchase hereunder will be used (i) for a purpose that violates or would be inconsistent with Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction in violation of Section 13 or 14 of the Exchange Act.

          SECTION 5.07 The Depositor. The Depositor hereby makes to the Purchasers each of the representations, warranties and covenants set forth in
Section 3.01 of the Sale and Servicing Agreement as of the Closing Date and as of each Transfer Date (except to the extent that any such representation, warranty or covenant is expressly made as of another date).

          SECTION 5.08 Taxes, etc. Any taxes, fees and other charges of Governmental Authorities applicable to the Issuer and the Depositor, except for franchise or income taxes, in connection with the execution, delivery and performance by the Issuer and the Depositor of each Basic Document to which they are parties, the issuance of the Purchased Notes or otherwise applicable to the Issuer or the Depositor in connection with the Trust Estate have been paid or will be paid by the Issuer or the Depositor, as applicable, at or prior to the Closing Date or Transfer Date, to the extent then due.

          SECTION 5.09 Financial Condition. On the date hereof and on each Transfer Date, neither the Issuer nor the Depositor is or will be insolvent or the subject of any voluntary or involuntary bankruptcy proceeding.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES
                         WITH RESPECT TO THE PURCHASERS

          Each Purchaser hereby makes the following representations and warranties, as to itself, to the Issuer and the Depositor on which the same are relying in entering into this Note Purchase Agreement.

          SECTION 6.01 Organization. Each Purchaser has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization with power and authority to own its properties and to transact the business in which it is now engaged.

          SECTION 6.02 Authority, etc. Each Purchaser has all requisite power and authority to enter into and perform its obligations under this Note Purchase Agreement and to consummate the transactions herein contemplated. The execution and delivery by the Purchasers of this Note Purchase Agreement and the consummation by the Purchasers of the transactions contemplated hereby have been duly and validly authorized by all necessary organizational action on the part each Purchaser. This Note Purchase Agreement has been duly and validly executed and delivered by the Purchasers and constitutes a legal, valid and binding obligation of each Purchaser, enforceable against each Purchaser in accordance with its terms, subject to enforcement of bankruptcy, reorganization, insolvency, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. Neither the execution and delivery by the Purchasers of this Note Purchase Agreement nor the consummation by the Purchasers of any of the transactions contemplated hereby, nor the fulfillment by the Purchasers of the terms hereof, will conflict with, or violate, result in a breach of or constitute a default under any term or provision of such Purchaser's organizational documents or any Governmental Rule applicable to such Purchaser.

          SECTION 6.03 Securities Act. The Purchasers hereby represents and warrants to the Issuer and the Depositor as of the date of this Note Purchase Agreement, as follows:

          (a) Each Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the purchase of an interest in the Note. Each Purchaser (i) is (A) a "qualified institutional buyer" as defined under Rule 144A promulgated under the Securities Act of 1933, as amended (the "1933 Act"), acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, or (B) an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act, and (ii) is aware that the Issuer intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A or Regulation D, as applicable.

          (b) Each Purchaser understands that neither the Note nor interests in the Note have been registered or qualified under the 1933 Act, nor under the securities laws of any state, and therefore neither the Note nor interests in the Note can be resold unless they are registered or qualified thereunder or unless an exemption from registration or qualification is available.

          (c) It is the intention of each Purchaser to acquire interests in the Note (a) for investment for its own account, or (b) for resale to "qualified institutional buyers" in transactions under Rule 144A, and not in any event with the view to, or for resale in connection with, any distribution thereof. The Purchasers understand that the Note and interests therein have not been registered under the 1933 Act by reason of a specific exemption from the registration provisions of the 1933 Act which depends upon, among other things, the bona fide nature of each Purchaser's investment intent (or intent to resell only in Rule 144A transactions) as expressed herein.

          SECTION 6.04 Conflicts With Law. The execution, delivery and performance by each Purchaser of its obligations under this Note Purchase Agreement will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which each such Purchaser is a party or by which each such Purchaser is bound or of any statute, order or regulation applicable to each such Purchaser of any court, regulatory body, administrative agency or governmental body having jurisdiction over each such Purchaser, in each case which could be expected to have a material adverse effect on the transactions contemplated therein.

          SECTION 6.05 Conflicts With Agreements, etc. Each Purchaser is not in violation of its organizational documents or in default under any agreement, indenture or instrument the effect of which violation or default would be materially adverse to the Purchaser in the performance of its obligations or duties under any of the Basic Documents to which it is a party. Each Purchaser is not a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over each such Purchaser that materially and adversely affects, the ability of each Purchaser to perform its obligations under this Note Purchase Agreement.

                                   ARTICLE VII
                    COVENANTS OF THE ISSUER AND THE DEPOSITOR

          SECTION 7.01 Information from the Issuer. So long as the Purchased Notes remain outstanding, the Issuer and the Depositor shall each furnish to the
Purchasers:

          (a) the financial information required to be delivered by the Servicer under Section 4.02(a) of the Sale and Servicing Agreement;

          (b) such information (including financial information), documents, records or reports with respect to the Trust Estate, the Loans, the Issuer, the Loan Originator, the Servicer or the Depositor as the Purchasers may from time to time reasonably request;

          (c) as soon as possible and in any event within two (2) Business Days after the occurrence thereof, notice of each Event of Default under the Sale and Servicing Agreement or the Indenture, and each Default; and

          (d) promptly and in any event within thirty (30) days after the occurrence thereof, written notice of a change in address of the chief executive office of the Issuer, the Loan Originator or the Depositor.

          SECTION 7.02 Access to Information. So long as the Purchased Notes remain outstanding, each of the Issuer and the Depositor shall, at any time and from time to time during regular business hours, or at such other reasonable times upon reasonable notice to the Issuer or the Depositor, as applicable, permit the Purchasers, or their agents or representatives to:

          (a) examine all books, records and documents (including computer tapes and disks) in the possession or under the control of the Issuer or the Depositor relating to the Loans or the Basic Documents as may be requested, and

          (b) visit the offices and property of the Issuer and the Depositor for the purpose of examining such materials described in clause (a) above.

          Except as provided in Section 10.05, information obtained by the Purchasers pursuant to this Section 7.02 and Section 7.01 herein shall be held in confidence in accordance with and to the extent provided in Sections 11.15 and 11.17 of the Sale and Servicing Agreement as if it constituted "Confidential Information" (as defined therein).

          SECTION 7.03 Ownership and Security Interests; Further Assurances. The Depositor will take all action necessary to maintain the Issuer's ownership interest in the Loans and the other items sold pursuant to Article II of the Sale and Servicing Agreement. The Issuer will take all action necessary to maintain the Indenture Trustee's security interest in the Loans and the other items pledged to the Indenture Trustee pursuant to the Indenture.

          The Issuer and the Depositor agree to take any and all acts and to execute any and all further instruments reasonably necessary or requested by the Purchasers to more fully effect the purposes of this Note Purchase Agreement.

          SECTION 7.04 Covenants. The Issuer and the Depositor shall each duly observe and perform each of their respective covenants set forth in each of the Basic Documents to which they are a party.

          SECTION 7.05 Amendments. Neither the Issuer nor the Depositor shall make, nor permit any Person to make, any amendment, modification or change to, or provide any waiver under any Basic Document to which the Issuer or the Depositor, as applicable, is a party without the prior written consent of the Purchasers.

          SECTION 7.06 With Respect to the Exempt Status of the Purchased Notes.

          (a) Neither the Issuer nor the Depositor, nor any of their respective Affiliates, nor any Person acting on their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Purchased Notes under the Securities Act.

          (b) Neither the Issuer nor the Depositor, nor any of their Affiliates, nor any Person acting on their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with any offer or sale of the Purchased Notes.

          (c) On or prior to any Transfer Date, the Issuer and the Depositor will furnish or cause to be furnished to the Purchasers and any subsequent purchaser therefrom of Additional Note Principal Balance, if the Purchasers or any such subsequent purchaser so request, a letter from each Person furnishing a certificate or opinion on the Closing Date as described in Section 4.01 hereof or on or before any such Transfer Date in which such Person shall state that such subsequent purchaser may rely upon such original certificate or opinion as though delivered and addressed to such subsequent purchaser and made on and as of the Closing Date or such Transfer Date, as the case may be, except for such exceptions set forth in such letter as are attributable to events occurring after the Closing Date or such Transfer Date.

                                  ARTICLE VIII
                              ADDITIONAL COVENANTS

          SECTION 8.01 Legal Conditions to Closing. The parties hereto will take all reasonable action necessary to obtain (and will cooperate with one another in obtaining) any consent, authorization, permit, license, franchise, order or approval of, or any exemption by, any Governmental Authority or any other Person, required to be obtained or made by it in connection with any of the transactions contemplated by this Note Purchase Agreement.

          SECTION 8.02 Expenses.

          (a) The Issuer and the Depositor jointly and severally covenant that, whether or not the Closing takes place, except as otherwise expressly provided herein, all reasonable costs and expenses incurred in connection with this Note Purchase Agreement and the transactions contemplated hereby shall be paid by the Issuer or the Depositor.

          (b) The Issuer and the Depositor jointly and severally covenant to pay as and when billed by the Purchasers, subject to the applicable limit on Due Diligence Fees set forth in Section 11.15 of the Sale and Servicing Agreement, all of the reasonable out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and in the other Basic Documents including, without limitation, (i) all reasonable fees, disbursements and expenses of counsel to the Purchasers, (ii) all reasonable fees and expenses of the Indenture Trustee and the Owner Trustee and their counsel and (iii) all reasonable fees and expenses of the Custodian and its counsel.

          SECTION 8.03 Mutual Obligations. On and after the Closing, each party hereto will do, execute and perform all such other acts, deeds and documents as any other party hereto may from time to time reasonably require in order to carry out the intent of this Note Purchase Agreement.

          SECTION 8.04 Restrictions on Transfer. Each Purchaser agrees that it will comply with the restrictions on transfer of the Purchased Notes set forth in the Indenture and will resell the Purchased Notes only in compliance with such restrictions.

          SECTION 8.05 [Reserved].

          SECTION 8.06 Information Provided by the Noteholder Agent. The Noteholder Agent hereby covenants to determine One-Month LIBOR in accordance with the definition thereof in the Basic Documents and shall give notice to the Indenture Trustee, the Issuer and the Depositor of the Interest Payment Amount on each Determination Date. The Noteholder Agent shall cause the Market Value Agent to give notice to the Indenture Trustee, the Issuer and the Depositor of any Hedge Funding Requirement on or before the Determination Date related to any Payment Date. In addition, on each Determination Date, the Noteholder Agent hereby covenants to give notice to the Indenture Trustee, the Issuer and the Depositor of (i) the Issuer/Depositor Indemnities (as defined in the Trust Agreement), (ii) Due Diligence Fees and (iii) the Collateral Value for each Loan for the related Payment Date.

                                   ARTICLE IX
                                 INDEMNIFICATION

          SECTION 9.01 Indemnification of Purchasers. Each of the Issuer and the Depositor hereby agree to, jointly and severally, indemnify and hold harmless each Indemnified Party against any and all losses, claims, damages, liabilities, reasonable expenses or judgments (including reasonable accounting fees and reasonable legal fees and other reasonable expenses incurred in connection with this Note Purchase Agreement or any other Basic Document and any action, suit or proceeding or any claim asserted) (collectively, "Losses"), as incurred (payable promptly upon written request), for or on account of or arising from or in connection with any information prepared by and furnished or to be furnished by any of the Issuer, the Loan Originator or the Depositor pursuant to or in connection with the transactions contemplated hereby including, without limitation, such written information as may have been and may be furnished in connection with any due diligence investigation with respect to the business, operations, financial condition of the Issuer, the Loan Originator, the Depositor or with respect to the Loans, to the extent such information contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein in the light of the circumstances under which such statements were made not misleading, except with respect to any such information used by such Indemnified Party in violation of the Basic Documents or as a result of an Indemnified Party's gross negligence or willful misconduct which results in such Losses. The indemnities contained in this Section 9.01 will be in addition to any liability which the Issuer or the Depositor may otherwise have pursuant to this Note Purchase Agreement and any other Basic Document.

          SECTION 9.02 Procedure and Defense. In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be instituted involving any Indemnified Party in respect of which indemnity may be sought pursuant to Section 9.01, such Indemnified Party shall promptly notify the Issuer and the Depositor in writing and, upon request of the Indemnified Party, the Issuer and the Depositor shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the indemnifying party may designate and shall pay the reasonable fees and disbursements of such counsel related to such proceeding; provided that failure to give such notice or deliver such documents shall not affect the rights to indemnity hereunder unless such failure materially prejudices the rights of the Indemnified Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to the counsel of the Issuer and/or the Depositor, but the reasonable fees and expenses of such counsel will be at the expense of such Indemnified Party, unless (i) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Depositor or the Issuer,
(ii) the Depositor or the Issuer has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or (iii) the named parties to any such action or proceeding (including any impleaded parties) include the

Depositor or the Issuer and one or more Indemnified Parties, and the Indemnified Parties shall have been advised by counsel that there may be one or more legal defenses available to them which are different from or additional to those available to the Depositor or the Issuer. Reasonable expenses of counsel to any Indemnified Party for which the Issuer and the Depositor are responsible hereunder shall be reimbursed by the Issuer and the Depositor as they are incurred. The Issuer and the Depositor shall not be liable for any settlement of any proceeding affected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. Neither the Issuer nor the Depositor will, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

                                    ARTICLE X
                                  MISCELLANEOUS

          SECTION 10.01 Amendments. No amendment or waiver of any provision of this Note Purchase Agreement shall in any event be effective unless the same shall be in writing and signed by all of the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 10.02 Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telecopies) and mailed, telecopied (with a copy delivered by overnight courier) or delivered, as to each party hereto, at its address as set forth in Schedule I hereto or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be deemed effective upon receipt thereof, and in the case of telecopies, when receipt is confirmed by telephone.

          SECTION 10.03 No Waiver; Remedies. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 10.04 Binding Effect; Assignability.

          (a) This Note Purchase Agreement shall be binding upon and inure to the benefit of the Issuer, the Depositor and the Purchasers and their respective permitted successors and assigns (including any subsequent holders of the Purchased Notes); provided, however, neither the Issuer nor the Depositor shall have any right to assign their respective rights hereunder or interest herein (by operation of law or otherwise) without the prior written consent of the Purchasers.

          (b) The Purchasers may, in the ordinary course of its business and in accordance with the Basic Documents and applicable law, including applicable securities laws, at any time sell to one or more Persons (each, a "Participant"), participating interests in all or a portion of its rights and obligations under this Note Purchase Agreement. Notwithstanding any such sale by the Purchasers of participating interests to a Participant, the Purchasers' rights and obligations under this Note Purchase Agreement shall remain unchanged, the Purchasers shall remain solely responsible for the performance thereof, and the Issuer and the Depositor shall continue to deal solely and directly with the Purchasers and shall have no obligations to deal with any Participant in connection with the Purchasers' rights and obligations under this Note Purchase Agreement.

          (c) This Note Purchase Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as all amounts payable with respect to the Purchased Notes shall have been paid in full.

          SECTION 10.05 Provision of Documents and Information. Each of the Issuer and the Depositor acknowledges and agrees that each Purchaser is permitted to provide to any subsequent purchaser, permitted assignees and Participants, opinions, certificates, documents and other information relating to the Issuer, the Depositor and the Loans delivered to each Purchaser pursuant to this Note Purchase Agreement provided that with respect to Confidential Information, such subsequent purchaser, permitted assignees and Participants agree to be bound by Section 7.02 hereof.

          SECTION 10.06 GOVERNING LAW; JURISDICTION. THIS NOTE PURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW. EACH OF THE PARTIES TO THIS NOTE PURCHASE AGREEMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES TO THIS NOTE PURCHASE AGREEMENT HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

          SECTION 10.07 No Proceedings. Until the date that is one year and one day after the last day on which any amount is outstanding under this Note Purchase Agreement, the Depositor and the Purchasers hereby covenant and agree that they will not institute against the Issuer or the Depositor or the Conduit Purchaser, or join in any institution against the Issuer or the Depositor or the Conduit Purchaser of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

          SECTION 10.08 Execution in Counterparts. This Note Purchase Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          SECTION 10.09 No Recourse -- Purchasers and Depositor.

          (a) The obligations of the Purchasers under this Note Purchase Agreement, or any other agreement, instrument, document or certificate executed and delivered by or issued by the Purchasers or any officer thereof are solely the partnership or corporate obligations of the Purchasers, as the case may be. No recourse shall be had for payment of any fee or other obligation or claim arising out of or relating to this Note Purchase Agreement or any other agreement, instrument, document or certificate executed and delivered or issued by the Purchasers or any officer thereof in connection therewith, against any stockholder, limited partner, employee, officer, director or incorporator of the Purchasers.

          (b) The obligations of the Depositor under this Note Purchase Agreement, or any other agreement, instrument, document or certificate executed and delivered by or issued by the Depositor or any officer thereof are solely the partnership or corporate obligations of the Depositor, as the case may be. No recourse shall be had for payment of any fee or other obligation or claim arising out of or relating to this Note Purchase Agreement or any other agreement, instrument, document or certificate executed and delivered or issued by the Depositor or any officer thereof in connection therewith, against any stockholder, limited partner, employee, officer, director or incorporator of the Depositor.

          (c) The Purchasers, by accepting the Purchased Notes, acknowledge that such Purchased Notes represent an obligation of the Issuer and do not represent an interest in or an obligation of the Loan Originator, the Servicer, the Depositor, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Note Purchase Agreement, the Purchased Notes or the Basic Documents.

          SECTION 10.10 Survival. All representations, warranties, covenants, guaranties and indemnifications contained in this Note Purchase Agreement and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the sale, transfer or repayment of the Purchased Notes and the termination of this Note Purchase Agreement.

          SECTION 10.11 Waiver of Set-Off. All payments due to Noteholders hereunder and under any of the Basic Documents, including without limitation all payments on account of principal, interest and fees, if any, shall be made to the Noteholders, without set-off, recoupment or counterclaim, and each of the Depositor and the Issuer hereby waive any and all right of set-off, recoupment or counterclaim hereunder or under any of the Basic Documents.

          SECTION 10.12 Tax Characterization. Each party to this Note Purchase Agreement (a) acknowledges and agrees that it is the intent of the parties to this Note Purchase Agreement that for all purposes, including federal, state and local income, single business and franchise tax purposes, the Purchased Notes will be treated as evidence of indebtedness secured by the Loans and proceeds thereof and the trust created under the Indenture will not be characterized as an association (or publicly traded partnership) taxable as a corporation, (b) agrees to treat the Purchased Notes for federal, state and local income and franchise tax purposes as indebtedness and (c) agrees that the provisions of all Basic Documents shall be construed to further these intentions of the parties.

          SECTION 10.13 Conflicts. Notwithstanding anything contained herein to the contrary, in the event of the conflict between the terms of the Sale and Servicing Agreement and this Note Purchase Agreement, the terms of the Sale and Servicing Agreement shall control.

          SECTION 10.14 Service of Process. Each of the Depositor and the Issuer agrees that until such time as the Purchased Notes have been paid in full, each such party shall have appointed an agent registered with the Secretary of State of the State of New York, with an office in the County of New York in the State of New York, as its true and lawful attorney and duly authorized agent for acceptance of service of legal process. Each of the Depositor and the Issuer agrees that service of such process upon such person shall constitute personal service of such process upon it.

          SECTION 10.15 Administrative Agent. The Conduit Purchaser hereby irrevocably appoints and authorizes the Administrative Agent to perform the duties of the Conduit Purchaser. As to any matters not expressly provided for by this Note Purchase Agreement or the other Basic Documents, the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Conduit Purchaser; provided, however, that the Administrative Agent shall not be required to take any action which, in the reasonable opinion of the Administrative Agent, exposes the Administrative Agent to liability or which is contrary to this Note Purchase Agreement or any other Basic Document or applicable law. The duties of the Administrative Agent shall be mechanical and administrative in nature. The Administrative Agent shall not have by reason of this Note Purchase Agreement or any other Basic Document a fiduciary relationship in respect of any Noteholder. Nothing in this Note Purchase Agreement or any other Basic Document, express or implied, is intended to or shall be construed to impose upon the Administrative Agent any obligations in respect of this Note Purchase Agreement or any other Basic Document except as expressly set forth herein or therein. The Administrative Agent and its directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it under or in connection with this Note Purchase Agreement or any other Basic Document unless such action or inaction shall constitute gross negligence or willful misconduct on the part of the Administrative Agent or its directors, officers, agents or employees. The Administrative Agent may at any time request instructions from the Conduit Purchaser with respect to any actions or approvals which by the terms of this Note Purchase Agreement or any other Basic Document the Administrative Agent is permitted or required to take or to grant, and if such instructions are promptly requested, the Administrative Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the other Basic Document until it shall have received such instructions from the Conduit Purchaser. Without limiting the foregoing, the Conduit Purchaser shall not have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Note Purchase Agreement, the Notes or any of the other Basic Document in accordance with the instructions of the Conduit Purchaser.

          SECTION 10.16 Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Note Purchase Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Option One Owner Trust 2005-7, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Note Purchase Agreement or any other related documents.

          IN WITNESS WHEREOF, the parties have caused this Note Purchase Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

                                        OPTION ONE OWNER TRUST 2005-7

                                        By: Wilmington Trust Company, not in its
                                            individual  capacity  but  solely as
                                            owner trustee


                                        By: /s/ Mary Kay Pupillo
                                            ------------------------------------
                                        Name: Mary Kay Pupillo
                                        Title: Assistant Vice President


                                        OPTION ONE LOAN WAREHOUSE CORPORATION


                                        By: /s/ CR Fulton
                                            ------------------------------------
                                        Name: Charles R. Fulton
                                        Title: Assistant Secretary


                                        HSBC Bank USA, N.A.,
                                        as Committed Purchaser


                                        By: /s/ Peter Nealon
                                            ------------------------------------
                                        Name: Peter Nealon
                                        Title:


                                        Bryant Park Funding LLC,
                                        as Conduit Purchaser


                                        By: /s/ Andrew Yearde
                                            ------------------------------------
                                        Name: Andrew Yearde
                                        Title:

                                                  Note Purchase Agreement 2005-7

                                        HSBC Securities (USA) Inc.,
                                        as Noteholder Agent


                                        By: /s/ Thomas Carrol
                                            ------------------------------------
                                        Name: Thomas Carrol
                                        Title:


                                        HSBC Securities (USA) Inc.,
                                        as Administrative Agent


                                        By: /s/ Thomas Carrol
                                            ------------------------------------
                                        Name: Thomas Carrol
                                        Title:

                                                  Note Purchase Agreement 2005-7

                                   SCHEDULE I
                             INFORMATION FOR NOTICES

1.   if to the Issuer:

     Option One Owner Trust 2005-7
     c/o Wilmington Trust Company
     as Owner Trustee
     One Rodney Square North
     1100 North Market Street
     Wilmington, Delaware 19890
     Attention: Corporate Trust Administration
     Telecopy: (302) 636-4144
     Telephone: (302) 636-1000

     with a copy to:

     Option One Mortgage Corporation
     3 Ada Road
     Irvine, California 92618
     Attention: William O'Neill
     Telecopy number: (949) 790-7540
     Telephone number: (949) 790-7504

2.   if to the Depositor:

     Option One Loan Warehouse Corporation
     3 Ada Road
     Irvine, California 92618
     Attention: William O'Neill
     Telecopy number: (949) 790-7540
     Telephone number: (949) 790-7504

3.   if to the Purchasers:

     HSBC Bank USA, N.A.
     452 Fifth Avenue
     New York, New York 10018
     Attention: Peter Nealon
     Telecopy number: (212) 525-2479
     Telephone number: (212) 525-8141

     Bryant Park Funding LLC
     c/o Global Securitization Services, LLC
     445 Broad Hollow Road, Suite 239
     Melville, New York 11747
     Attention: Andrew Yearde
     Telecopy number: (212) 302-5151


                                   Schedule I

     Telephone number: (212) 302-8767

4.   if to the Noteholder Agent:

     HSBC Securities (USA) Inc.
     452 Fifth Avenue
     New York, New York 10018
     Attention: Thomas Carroll
     Telecopy number: (646) 366-3476
     Telephone number: (212) 525-2059

5.   if to the Administrative Agent:

     HSBC Securities (USA) Inc.
     452 Fifth Avenue
     New York, New York 10018
     Attention: Thomas Carroll
     Telecopy number: (646) 366-3476
     Telephone number: (212) 525-2059


                                   Schedule I